                                                                    EXHIBIT 4.13



                                     FORM OF

                      AMENDED AND RESTATED TRUST AGREEMENT

                                       OF

                             DTE ENERGY TRUST [I/II]

                          Dated as of _________________

                            CROSS REFERENCE TABLE(1)


Section of Trust Indenture Act
of 1939, as amended                                     Section of Agreement

310(a) ...............................................................5.3(a)
310(b) .......................................................5.3(c), 5.3(d)
310(c) .........................................................Inapplicable
311(a) ...............................................................2.2(b)
311(b) ...............................................................2.2(b)
311(c) .........................................................Inapplicable
312(a) ...............................................................2.2(a)
312(b) ...............................................................2.2(b)
312(c) .........................................................Inapplicable
313......................................................................2.3
314(a) .....................................................2.4, 2.7, 3.6(e)
314(b) .........................................................Inapplicable
314(c) ..................................................................2.5
314(d) .........................................................Inapplicable
314(e) ..................................................................2.5
314(f) .........................................................Inapplicable
315(a) ......................................................3.9(b); 3.10(a)
315(b) ...............................................................2.7(a)
315(c) ...............................................................3.9(a)
315(d) ...............................................................3.9(b)
316(a) ..................................................................2.6
316(b) ..................................................................2.6
316(c) ...............................................................3.6(e)
317(a) ...............................................................3.8(h)
317(b) .......................................................3.8(c); 7.2(a)
318...................................................................2.1(c)


---------------------
     (1) This Cross-Reference Table does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.

                                Table of Contents

                                                                                                               Page
                                                                                                               ----


                                                     ARTICLE I.
                                           INTERPRETATION AND DEFINITIONS
  Section 1.1    Definitions.....................................................................................1

                                                    ARTICLE II.
                                                TRUST INDENTURE ACT
  Section 2.1    Trust Indenture Act; Application................................................................8
  Section 2.2    Lists of Holders of Securities..................................................................9
  Section 2.3    Reports by the Property Trustee.................................................................9
  Section 2.4    Periodic Reports to Property Trustee............................................................9
  Section 2.5    Evidence of Compliance With Conditions Precedent...............................................10
  Section 2.6    Events of Default; Waiver......................................................................10
  Section 2.7    Event of Default; Notice.......................................................................12

                                                    ARTICLE III.
                                                    ORGANIZATION
  Section 3.1    Name...........................................................................................13
  Section 3.2    Office.........................................................................................13
  Section 3.3    Purposes.......................................................................................13
  Section 3.4    Authority......................................................................................13
  Section 3.5    Title to Property of the Trust.................................................................14
  Section 3.6    Powers and Duties of the Administrative Trustees...............................................14
  Section 3.7    Prohibition of Actions by the Trust and the Trustees...........................................17
  Section 3.8    Powers and Duties of the Property Trustee......................................................18
  Section 3.9    Certain Duties and Responsibilities of the Property Trustee....................................20
  Section 3.10   Certain Rights of the Property Trustee.........................................................22
  Section 3.11   Delaware Trustee...............................................................................24
  Section 3.12   Not Responsible for Recitals or Issuance of Securities.........................................24
  Section 3.13   Duration of Trust..............................................................................24
  Section 3.14   Mergers........................................................................................24

                                                    ARTICLE IV.
                                                      SPONSOR
  Section 4.1    Sponsor's Purchase of Common Securities........................................................26
  Section 4.2    Covenants of the Sponsor.......................................................................26
  Section 4.3    Rights and Responsibilities of the Sponsor.....................................................26
  Section 4.4    Right to Proceed...............................................................................27
  Section 4.5    Expenses.......................................................................................27

                                                     ARTICLE V.
                                                      TRUSTEES
  Section 5.1    Number of Trustees.............................................................................28
  Section 5.2    Delaware Trustee...............................................................................29
  Section 5.3    Property Trustee; Eligibility..................................................................29
  Section 5.4    Certain Qualifications of Administrative Trustees and Delaware Trustee Generally...............30
  Section 5.5    Administrative Trustees........................................................................30
  Section 5.6    Appointment; Removal and Resignation of Trustees...............................................30
  Section 5.7    Vacancies Among Trustees.......................................................................32
  Section 5.8    Effect of Vacancies............................................................................32
  Section 5.9    Meetings.......................................................................................33
  Section 5.10   Delegation of Power............................................................................33

   Section 5.11   Merger, Conversion, Consolidation or Succession to Business....................................33


                                                    ARTICLE VI.
                                                   DISTRIBUTIONS

   Section 6.1    Distributions..................................................................................34


                                                   ARTICLE VII.
                                              ISSUANCE OF SECURITIES

   Section 7.1    General Provisions Regarding Securities........................................................34
   Section 7.2    Paying Agent and Registrar.....................................................................37


                                                   ARTICLE VIII.
                                               TERMINATION OF TRUST

   Section 8.1    Termination of Trust...........................................................................38


                                                    ARTICLE IX.
                                               TRANSFER OF INTERESTS

   Section 9.1    Transfer of Securities.........................................................................39
   Section 9.2    Transfer or Exchange of Certificates...........................................................40
   Section 9.3    Deemed Security Holders........................................................................40
   Section 9.4    Book Entry Interests...........................................................................40
   Section 9.5    Notices to Clearing Agency.....................................................................41
   Section 9.6    Appointment of Successor Clearing Agency.......................................................41
   Section 9.7    Definitive Trust Preferred Security Certificates...............................................41
   Section 9.8    Mutilated, Destroyed, Lost or Stolen Certificates..............................................42


                                                    ARTICLE X.
                       LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

   Section 10.1   Liability......................................................................................43
   Section 10.2   Exculpation....................................................................................43
   Section 10.3   Fiduciary Duty.................................................................................44
   Section 10.4   Indemnification................................................................................45
   Section 10.5   Outside Businesses.............................................................................47
   Section 10.6   Trustees' Fees and Expenses....................................................................47


                                                    ARTICLE XI.
                                                    ACCOUNTING

   Section 11.1   Fiscal Year....................................................................................48
   Section 11.2   Certain Accounting Matters.....................................................................48
   Section 11.3   Banking........................................................................................48
   Section 11.4   Withholding....................................................................................49


                                                   ARTICLE XII.
                                              AMENDMENTS AND MEETINGS

   Section 12.1   Amendments.....................................................................................49
   Section 12.2   Meetings of the Holders of Securities; Action by Written Consent...............................51


                                                   ARTICLE XIII.
                             REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

   Section 13.1   Representations and Warranties of Property Trustee.............................................53
   Section 13.2   Representations and Warranties of Delaware Trustee.............................................53


                                                    ARTICLE XIV.
                                                   MISCELLANEOUS

   Section 14.1   Notices........................................................................................54

   Section 14.2   Governing Law..................................................................................55
   Section 14.3   Intention of the Parties.......................................................................55
   Section 14.4   Headings.......................................................................................56
   Section 14.5   Successors and Assigns.........................................................................56
   Section 14.6   Partial Enforceability.........................................................................56
   Section 14.7   Entire Agreement...............................................................................56
   Section 14.8   Remedies.......................................................................................56
   Section 14.9   Counterparts...................................................................................56

EXHIBIT A                  Terms and Conditions of Securities

EXHIBIT A-1                Form of Trust Preferred Security Certificate

EXHIBIT A-2                Form of Common Security Certificate

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT
                                       OF
                             DTE ENERGY TRUST [I/II]


                  AMENDED AND RESTATED TRUST AGREEMENT (the "Agreement") dated and effective as of ________________, among the Trustees (as defined herein), for the benefit of the Holders (as defined herein), and the Sponsor (as defined herein).

                  WHEREAS, certain of the Trustees and the Sponsor created DTE Energy Trust [I/II] (the "Trust"), a Delaware business trust under the Business Trust Act (as defined herein), pursuant to a Trust Agreement dated as of ____________ (the "Original Agreement"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on ____________;

                  WHEREAS, prior to the date hereof, no Securities (as defined herein) have been issued);

                  WHEREAS, all of the Trustees and the Sponsor, by this Agreement, intend to amend and restate each and every term and provision of the Original Agreement;

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a Delaware business trust under the Business Trust Act and to constitute this as the governing instrument of the Trust, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                         INTERPRETATION AND DEFINITIONS

Section 1.1       Definitions

                  Unless the context otherwise requires or unless specified in an Exhibit hereto:

                  (a) each capitalized term used in this Agreement but not defined in the preamble has the respective meaning assigned to it in this
Section 1.1;

                  (b) a term defined anywhere in this Agreement has the same meaning throughout;

                  (c) all references to "the Agreement" or "this Agreement" are to this Agreement as modified, supplemented or amended from time to time, and include Exhibits to this Agreement;

                  (d) all references in this Agreement to Articles, Sections and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Agreement unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act, either directly or by reference therein, has the same meaning when used in this Agreement unless otherwise defined in this Agreement;

                  (f) a reference to the singular includes the plural and vice versa;

                  (g) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation;"

                  (h) all accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation; and

                  (i) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision.

                  "Administrative Trustee" has the meaning set forth in Section 5.1.

                  "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                  "Agent" means any Paying Agent or Registrar.

                  "Authorized Newspaper" means a daily newspaper, in the English language, customarily published on each day that is a Business Day in The City of New York and of general circulation in The City of New York.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

                  "Business Day" means any day other than Saturday, Sunday or any day on which banking institutions in The City of New York are permitted or required by any applicable law or executive order to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss.3801, et seq., as it may be amended from time to time, or any successor legislation.

                  "Certificate" means a Common Security Certificate or a Trust Preferred Security Certificate.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities. Unless otherwise specified in the Terms and Conditions, DTC shall be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the "Closing Time" and each "Date of Delivery", if any, under the Underwriting Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted and existing under the Exchange Act, or, if at any time after the execution of this instrument such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Security" has the meaning set forth in Section 7.1.

                  "Common Securities Guarantee" means the guarantee agreement dated as of the date hereof and executed and delivered by the Sponsor and [The Bank of New York], as trustee, for the benefit of the Holders of the Common Securities, as such agreement may be modified, supplemented or amended from time to time.

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, which shall be prepared by the Sponsor and a specimen of which shall be substantially in the form attached hereto as Exhibit A-2.

                  "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee or any Affiliate of any Administrative Trustee; or
(d) any officer, employee or agent of the Trust or its Affiliates.

                  "Corporate Trust Office" means the office of the Property Trustee in The City of New York at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at __________________, New York, New York _____, Attention: ________________.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "Creditor" has the meaning set forth in Section 4.5.

                  "Debenture Event of Default" means an event of default under the Debentures.

                  "Debenture Issuer" means DTE Energy Company, a Michigan corporation, or any successor entity, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the debt securities to be purchased by the Trust specified in the Terms and Conditions.

                  "Delaware Trustee" has the meaning set forth in Section 5.2.

                  "Direction" by a Person means a written direction signed:

                  (a) if the Person is a natural person, by that Person; or

                  (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

                  "Direct Action" has the meaning set forth in Section 3.8(e).

                  "Distribution" has the meaning set forth in the Terms and Conditions.

                  "DTC" means The Depository Trust Company or any successor entity.

                  "Event of Default" means a Debenture Event of Default or any Other Document Event of Default has occurred and is continuing.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Fiduciary Indemnified Person" means (a) the Property Trustee,
(b) the Delaware Trustee, (c) any Affiliate of the Property Trustee or the Delaware Trustee, and (d) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee.

                  "Global Certificate" has the meaning set forth in Section 9.4.

                  "Holder" or "holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture specified in the Terms and Conditions, among the Debenture Issuer and the Debenture Trustee under which the Debentures are issued, as such indenture may be modified, supplemented or amended from time to time, and includes any indenture supplemental thereto.

                  "Investment Company" means an entity required to register as an investment company under the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time or any successor legislation.

                  "Legal Action" has the meaning set forth in Section 3.6(g).

                  "Majority in liquidation amount" with respect to Securities of any class means, except as provided elsewhere in this Agreement or by the Trust Indenture Act, more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus any accrued and unpaid Distributions to the date upon which the voting or written consent percentages are determined) of all outstanding Securities of such class.

                  "Officers' Certificate" means, with respect to (A) the Sponsor, a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Sponsor and (B) any other Person, a certificate signed by any two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall comply with Section 314 of the Trust Indenture Act and shall include:

                  (a) a statement that the individuals signing the Officers' Certificate have read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate are based;

                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as, in such individual's opinion, is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of such individuals, such condition or covenant has been complied with.

                  "Other Document" means any instrument or agreement constituting Trust Property, other than the Debentures, specified in the Terms and Conditions.

                  "Other Document Event of Default" means an event of default under any Other Document, if any, that is specified in the Terms and Conditions as an Other Document Event of Default.

                  "Outstanding," with respect to any Securities, means, as of the date of determination, all Securities theretofore executed and delivered under this Agreement, except:

                  (a) Trust Preferred Securities theretofore cancelled by the Property Trustee or delivered to the Property Trustee for cancellation or Common Securities theretofore cancelled by an Administrative Trustee or delivered to the Administrative Trustees for cancellation;

                  (b) Securities for whose payment, repayment or redemption money in the necessary amount and currency has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Securities, provided that if such Securities are to be repaid or redeemed, notice of such repayment or redemption has been duly given pursuant to this Agreement;

                  (c) Securities which have been paid or in exchange for or in lieu of which other securities have been executed and delivered pursuant to this Agreement; and

                  (d) if the Securities are convertible or exchangeable into other securities or other property, Securities converted or exchanged as contemplated by this Agreement if such other securities have or other property has been either (i) delivered to the Holders of such Securities in accordance with this Agreement or (ii) deposited with and are held by the Property Trustee or any Paying Agent in trust for the Holders of such Securities in accordance with this Agreement, provided in the case of this clause (ii) that any applicable notice of conversion or exchange has been duly given to the Holders thereof pursuant to this Agreement;


provided, however, that in determining whether the Holders of the requisite liquidation amount of outstanding Trust Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Preferred Securities owned by the Sponsor or any Administrative Trustee or any Affiliate of the Sponsor or any Administrative Trustee shall be disregarded and deemed not to be outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Preferred Securities that such Trustee actually knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the outstanding Trust Preferred Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Trust Preferred Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Trust Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

                  "Paying Agent" has the meaning set forth in Section 7.2(a).

                  "Payment Amount" has the meaning set forth in Section 6.1.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

                  "Property Trustee Account" has the meaning set forth in
Section 3.8(c).

                  "Quorum" means, with respect to the Administrative Trustees, a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them or, if there is only one Administrative Trustee, such Person.

                  "Registrar" has the meaning set forth in Section 7.2(b).

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the Property Trustee's obligations under this Agreement and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Securities" means the Common Securities and the Trust Preferred Securities.

                  "Securities Guarantees" means the Common Securities Guarantee and the Trust Preferred Securities Guarantee.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Sponsor" means DTE Energy Company, a Michigan corporation, or any successor entity, in its capacity as sponsor of the Trust.

                  "State" means any of the 50 states in the United States or the District of Columbia.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.6(b)(ii).

                  "Successor Entity" has the meaning set forth in Section 3.14(b)(i).

                  "Successor Property Trustee" has the meaning set forth in
Section 3.8(f)(ii).

                  "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

                  "10% in liquidation amount" with respect to either the Common Securities or the Trust Preferred Securities means, except as provided elsewhere in this Agreement or by the Trust Indenture Act, 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus any accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all such outstanding Common Securities or Trust Preferred Securities.

                  "Terms and Conditions" means the terms and conditions of the Common Securities and the Trust Preferred Securities in the form attached hereto as Exhibit A.

                  "Trustee" or "Trustees" means each Person who has signed this Agreement as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trust Preferred Security" has the meaning set forth in
Section 7.1(a).

                  "Trust Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Trust Preferred Security Certificate" means a certificate representing a Trust Preferred Security, which shall be prepared by the Sponsor and a specimen of which shall be substantially in the form attached hereto as Exhibit A-1.

                  "Trust Preferred Securities Guarantee" means the guarantee agreement dated as of the date hereof executed and delivered by the Sponsor and [The Bank of New York], as trustee, for the benefit of the Holders, as such agreement may be modified, supplemented or amended from time to time.

                  "Trust Property" means (a) the Debentures, (b) any Other Documents, (c) any cash on deposit in, or owing to, the Property Trust Account, and (d) all proceeds and rights in respect of the foregoing or any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Agreement.

                  "Underwriting Agreement" means the underwriting agreement for the offering and sale of Trust Preferred Securities, including any amendments or supplements thereto.

                                   ARTICLE II.
                               TRUST INDENTURE ACT

Section 2.1       Trust Indenture Act; Application.

                  (a) This Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Agreement and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by ss.ss.310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) Any application of the Trust Indenture Act to this Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2       Lists of Holders of Securities.

                  (a) In accordance with ss.312(a) of the Trust Indenture Act, the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee:

                  (i) within 14 days after each record date for payment of Distributions or such other dates as are set forth in the Terms and Conditions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such date, provided that the Administrative Trustees, on behalf of the Trust, shall not be obligated to provide such List of Holders at any time that the Property Trustee is the Registrar or the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Administrative Trustees on behalf of the Trust; and

                  (ii) at any other time, within 30 days of receipt by the Trust of a written request by the Property Trustee for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent or Registrar (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.3       Reports by the Property Trustee.

                  Within 60 days after [______ 15] of each year, commencing with the [______ 15] that first occurs following the issuance of the Securities, the Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by ss.313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss.313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of ss.313(d) of the Trust Indenture Act.

Section 2.4       Periodic Reports to Property Trustee.

                  The Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as required by ss.314 (if any) and the compliance certificate required by ss.314 of the Trust Indenture Act in the form, in the manner and at the times required by ss.314 of the Trust Indenture Act.

Section 2.5       Evidence of Compliance With Conditions Precedent.

                  Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Agreement that relate to any of the matters set forth in ss.314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss.314(c)(1) may be given in the form of an Officers' Certificate.

Section 2.6       Events of Default; Waiver.

                  (a) The Holders of not less than a Majority in liquidation amount of Trust Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Event of Default in respect of the Trust Preferred Securities and its consequences, provided that, if the corresponding Debenture Event of Default or Other Document Event of Default:

                      (i) is not waivable under the Debentures or any Other Document, if any, as the case may be, the Event of Default under this Agreement shall also not be waivable; or

                      (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures or more than a majority of other interests in such Other Document, as the case may be (a "Super Majority"), to be waived under the Indenture or such Other Document, as the case may be, the Event of Default under this Agreement may only be waived by the vote of the relevant Super Majority in liquidation amount of Holders of the Trust Preferred Securities.

The foregoing provisions of this Section 2.6(a) shall be in lieu of ss.316(a)(1)(B) of the Trust Indenture Act and such ss.316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Debenture Event of Default or Other Document Event of Default shall cease to exist, and any Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of an Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Agreement without any further act, vote, or consent of the Holders of the Common Securities.

                  The Holders of a Majority in liquidation amount of the Trust Preferred Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures and any Other Documents; provided, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, being advised by competent legal counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees, and/or Responsible Officers, shall determine that the action or proceeding so directed would involve the Property Trustee in personal liability.

                  (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote or consent, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Debentures or Other Document, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Agreement as provided elsewhere in this Section 2.6, the Event of Default under this Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Agreement as provided below in this Section 2.6, such Event of Default under this Agreement may only be waived by the vote or consent of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that, notwithstanding (i) or (ii) above, each Holder of the Common Securities shall be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss.316(a)(1)(A) and 316 (a)(1)(B) and of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316 (a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Debenture Event of Default or Other Document Event of Default shall cease to exist, and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of a Debenture Event of Default or Other Document Event of Default by the Property Trustee at the direction of the Holders of the Trust Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Trust Preferred Securities under this Agreement. Any waiver of a Debenture Event of Default or Other Document Event of Default by the Property Trustee at the direction of the Holders of the Trust

Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of the corresponding Event of Default under this Agreement with respect to the Common Securities for all purposes of this Agreement without further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss.316(a)(1)(B) of the Trust Indenture Act and such ss.316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Agreement and the Securities, as permitted by the Trust Indenture Act.

Section 2.7       Event of Default; Notice.

                  (a) The Property Trustee shall, within 90 days after a Responsible Officer of the Property Trustee obtains actual knowledge of the occurrence of a default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults known to the Property Trustee other than defaults that have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to include Debenture Events of Default and Other Document Events of Default, if any, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on, or in the delivery of any cash, securities or other property in exchange for or upon conversion or redemption of or otherwise in accordance with the terms of, any Debenture or Other Document or the Securities, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                      (i) a default under Sections 501(1) and 501(2) of the Indenture;

                      (ii) any failure to deliver any cash, securities or other property in exchange for or upon conversion or redemption of or otherwise in accordance with the terms of the Debentures or Other Documents or the Securities; and

                      (iii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee shall have actual knowledge.

                  (c) The Sponsor and the Administrative Trustee shall file annually within 30 days after [______ 15] of each year, commencing with the [______ 15] that first occurs following the issuance of the Securities, with the Property Trustee in accordance with Section 314(a)(4) of the Trust Indenture Act a certification as to whether or not they are in compliance with all the conditions applicable to them under this Agreement.

                                  ARTICLE III.
                                  ORGANIZATION

Section 3.1       Name.

                  The Trust is named "DTE Energy Trust [I/II]," as such name may be modified from time to time in accordance with the Business Trust Act. The Administrative Trustees shall give prompt written notice of any change in the name of the Trust to the Delaware Trustee, the Property Trustee and the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

Section 3.2       Office.

                  The address of the principal office of the Trust is c/o DTE Energy Company, 2000 2nd Avenue, Detroit, Michigan 48226-1279. On ten Business Days prior written notice to the Property Trustee and Holders of the Securities, the Administrative Trustees may designate another principal office.

Section 3.3       Purposes.

                  The exclusive purposes and functions of the Trust are, and the Trust shall have the power and authority (a) to issue and sell the Securities and use the gross proceeds from such sale, and the Trust shall have the power and authority to acquire the Debentures and any Other Documents specified in the Terms and Conditions, (b) to enter into or hold the Underwriting Agreement and each Other Document, if any, to be entered into or held by the Trust in accordance with the Terms and Conditions, (c) to engage in the activities described herein and (d) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, execute mortgages or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. It is the intent of the parties to this Agreement for the Trust to be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Trust Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Agreement, neither the Trustees nor the Sponsor or the Holders of the Trust Preferred Securities or Common Securities will take any position for United States federal income tax purposes, or permit the Trust to make any election, which is contrary to the classification of the Trust as a grantor trust.

Section 3.4       Authority.

                  Subject to the limitations provided in this Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the

Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Agreement.

Section 3.5       Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Trust Property and the Property Trustee Account or as otherwise provided in this Agreement, legal title to all assets of the Trust shall be vested in the Trust. A Holder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6       Powers and Duties of the Administrative Trustees.

                  The Administrative Trustees shall have the power, duty and authority, which shall be exclusive except as otherwise set forth herein, and are hereby authorized and directed to cause the Trust to engage in the following activities:

                  (a) execute, deliver, issue and sell the Trust Preferred Securities and the Common Securities in accordance with this Agreement; provided, however, that the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Trust Preferred Securities and Common Securities on each Closing Date;

                  (b) in connection with the issue and sale of the Trust Preferred Securities:

                      (i) assist in filing with the Commission any registration statement and any prospectus relating to the registration statement on Form S-3 prepared by the Sponsor, including any amendments or supplements thereto, pertaining to the Trust Preferred Securities and to take any other action relating to the registration and sale of the Trust Preferred Securities under federal and state securities laws;

                      (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

                      (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of any Trust Preferred Securities;

                      (iv) execute and file with the Commission any registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Trust Preferred Securities under Section 12(b) or 12(g) of the Exchange Act;

                      (v) execute and enter into and deliver the Underwriting Agreement providing for the sale of the Trust Preferred Securities;

                       (vi) execute and deliver letters, documents or instruments with DTC and other Clearing Agencies relating to the Trust Preferred Securities;

                       (vii) execute the Terms and Conditions and attach them to this Agreement; and

                       (viii) execute, enter into or file any other instrument, agreement, certificate or other document negotiated or prepared by the Sponsor on behalf of the Trust, including any Other Document to be entered into or held by the Trust, and to take such other action, in each case as the Administrative Trustees or any of them deem necessary or incidental (and not otherwise covered by the power of the other Trustees hereunder or under the Securities), in connection with the issuance, the sale or the terms of any Securities and the investment by the Trust in the Trust Property, including any remarketing, auction or similar agreements.

                  (c) acquire the Debentures and any Other Documents with the proceeds of the sale of the Trust Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures and any Other Documents to be acquired by the Trust on a Closing Date to be held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Trust Preferred Securities and the Holders of Common Securities;

                  (d) give the Sponsor and the Property Trustee prompt written notice of the occurrence of any event that, in accordance with this Agreement, may require that a notice be sent to Holders, including events that may result in an Event of Default, or any redemption, conversion or exchange of or deferral of distributions on the Securities;

                  (e) establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, any repayments, any redemptions, any conversions and any exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (f) take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities and this Agreement;

                  (g) to the fullest extent permitted by law, bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
Section 3.8(e) the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) give the certificate required by ss.314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                  (k) incur expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

                  (l) act as, or appoint another Person to act as, Registrar and transfer agent for the Securities;

                  (m) take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (n) take any action, not inconsistent with this Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or incidental in carrying out the activities of the Trust, including:

                       (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                       (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                       (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided, in each case, that such action does not adversely affect the interests of Holders;

                  (o) take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed on behalf of the Trust;

                  (p) execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters which the Administrative Trustees deem necessary or incidental to the foregoing.

                  The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes of the Trust set out in Section 3.3. None of the Administrative Trustees shall take any action that is inconsistent with the purposes of the Trust set forth in Section 3.3.

                  Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8. No permissive power or authority available to the Administrative Trustees shall be construed to be a duty.

                  Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.

Section 3.7       Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and the Trustees shall not cause the Trust to, engage in any activity other than as required or authorized by this Agreement. In particular, the Trust shall not and the Trustees shall not cause the Trust to:

                      (i) invest any proceeds received by the Trust from holding the Debentures or other Trust Property, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Agreement and of the Securities;

                      (ii) acquire or vary any assets other than as expressly provided herein;

                      (iii) possess Trust Property for other than a Trust purpose;

                      (iv) make any loans or incur any indebtedness for borrowed money, other than loans represented by the Debentures or other Trust Property;

                      (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                      (vi) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as provided in this Agreement;

                      (vii) take or consent to any action that would result in the placement of a lien on any Trust Property;

                      (viii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                      (ix) other than as provided in this Agreement, (A) direct or exercise any remedy, trust or power with respect to the Debentures, or any other instrument or agreement constituting Trust Property, (B) waive any past default that is waivable under the Indenture or any Other Document, (C) exercise any right to rescind or annul any declaration that the principal of or other amounts payable or other property deliverable under the Debentures or amounts payable or other property deliverable under any Other Document shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures or any Other Document, in the case of each of clauses (A) through (D), (x) without the approval of a Majority in liquidation amount with respect to the Securities or, where a consent under the Indenture or Other Document, as the case may be, would require the consent of each holder of Debentures or other interests, as the case may be, affected thereby, of each Holder of Securities, and
         (y) unless the Trust shall have received an opinion of nationally recognized independent tax counsel to the effect that the Trust will not, as a result of such action, fail to be classified as a grantor trust for such purposes.

Section 3.8       Powers and Duties of the Property Trustee.

                  (a) The legal title to the Trust Property shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Trust Property shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with
Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Trust Property have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Trust Property to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee) or, except in accordance with the provisions of this Agreement and the Securities, any other Person.

                  (c) The Property Trustee shall:

                      (i) establish and maintain one or more segregated non-interest bearing trust accounts (collectively, the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Trust and the Holders and, upon the receipt of funds in respect of the Trust Property, deposit such funds into the Property Trust Account and, upon the receipt of funds distributed to the Property Trustee in respect of the Trust Property held by the Property Trustee, deposit such funds into the Property Trustee Account, and make distributions of such funds out of the Property Trust Account to the Holders of the Trust Preferred Securities and the Holders of the Common Securities in accordance with the terms of this Agreement and the Securities. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Agreement and the Securities. The Property Trustee Account shall be one or more accounts maintained with one or more banking institutions (which may include the Property Trustee if it qualifies hereunder) the rating on whose long-term unsecured indebtedness is rated at least "A" or above by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                       (ii) upon receipt of any Trust Property on each Closing Date and the receipt of any property other than funds distributed to the Property Trustee in respect of Trust Property held by the Property Trustee, hold such other property in safe keeping and make distributions of such other property to the Holders of the Trust Preferred Securities and the Holders of the Common Securities in accordance with the terms of this Agreement and the Securities; and

                       (iii) engage in such ministerial activities as shall be necessary or incidental to hold the Trust Property in accordance with the provisions hereof and to effect distributions on and any redemption, repayment, conversion or exchange of the Trust Preferred Securities or the Common Securities and the distribution of all or any part of the Trust Property to Holders in liquidation of the Trust or otherwise, in each case in accordance with the terms of this Agreement and the Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities and this Agreement.

                  (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Agreement, the Business Trust Act or the Trust Indenture Act; provided, however, that if the Property Trustee fails to enforce its rights under the Debentures or any Other Document after a Holder of Trust Preferred Securities has made a written request, such Holder of Trust Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Debenture Issuer or any obligor under any Other Document, as the case may be, without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to (i) the failure of the Debenture Issuer to pay interest or any premium on or principal of the Debentures on the date such interest or principal is otherwise payable (including, in the case of repayment or redemption, on the repayment or redemption date) or, if the Debentures are exchangeable or convertible, the failure of the Debenture Issuer to convert or exchange the Debentures into or for other property in accordance with the terms thereof, or (ii) the failure of any obligor under any Other Document to pay or deliver cash, securities or other property in accordance with the terms of such Other Document, then, in the case of (i) and (ii), a Holder of Trust Preferred Securities may directly institute a proceeding (a "Direct Action") for enforcement of payment or delivery to such Holder of the principal of or interest on or other property deliverable upon the exchange or conversion of Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such holder on or after the due date specified in the Debentures or any cash, securities or other property that is required to be paid or delivered pursuant to such Other Document on or after the due date therefor equal to the percentage of outstanding securities represented by such Holder's Securities. In connection with such Direct Action, the rights of the Holders of Common Securities will be subordinated to the rights of such Holders of Trust Preferred Securities. Except as provided in the preceding sentences, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures or Other Documents.

                  (f) The Property Trustee shall continue to serve as a Trustee until either:

                      (i) the Trust has been completely dissolved and wound up and the proceeds of the liquidation distributed to the Holders of Securities and the Trust is terminated, in accordance with the terms of the Securities and this Agreement; or

                      (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of the Trust as holder of Debentures under the Indenture and as beneficiary of or party to any Other Document and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce the rights of the Trust as holder of the Debentures and as beneficiary of or party to any Other Document subject, in each case, to the rights of the Holders pursuant to the terms of the Securities and this Agreement.

                  (h) The Property Trustee shall be authorized to undertake any actions set forth in ss.317(a) of the Trust Indenture Act.

                  (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

                  (j) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to make distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities. Any such additional Paying Agent may be removed by the Property Trustee, at any time, so long as the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee.

                  (k) The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

Section 3.9       Certain Duties and Responsibilities of the Property Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Agreement and no implied covenants shall be read into this Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, its bad faith or its own willful misconduct, except that:

                      (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                                    (A) the duties and obligations of the
                           Property Trustee shall be determined solely by the express provisions of this Agreement and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Property Trustee; and

                                    (B) in the absence of bad faith on the part
                           of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Agreement; provided, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;

                      (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                      (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Agreement;

                      (iv) no provision of this Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Agreement or if indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                      (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property and the Property Trustee Account shall be to deal with such property in a manner that is similar to the manner in which the Property Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Property Trustee under this Agreement, the Business Trust Act and the Trust Indenture Act;

                      (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

                      (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
         Section 3.8(c)(i) and except to the extent otherwise required by law;
         and

                      (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

Section 3.10      Certain Rights of the Property Trustee.

                  (a) Subject to the provisions of Section 3.9:

                      (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                      (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Agreement shall be sufficiently evidenced by a Direction or an Officers' Certificate;

                      (iii) whenever in the administration of this Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of negligence or bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                      (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                      (v) the Property Trustee may consult with competent legal counsel or other competent experts and the advice or written opinion of such counsel and experts with respect to legal matters or advice within the scope of such legal counsel's or experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement from any court of competent jurisdiction;

                      (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any Holder, unless (A) such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the reasonable costs, expenses (including reasonable attorneys' fees and expenses and the reasonable expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee and (B) the Property Trustee has obtained the legal opinions, if any, required by the applicable provisions of this Agreement, provided that nothing contained in this
         Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Agreement;

                      (vii) the Property Trustee shall be under no obligation to conduct an investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                      (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                      (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                      (x) whenever in the administration of this Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action), (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in accordance with such instructions, provided that the Property Trustee shall not take any action unless it shall have obtained the legal opinions required by the applicable provisions of this Agreement;

                      (xi) except as otherwise expressly provided by this Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Agreement; and

                      (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

                  (b) No provision of this Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.11      Delaware Trustee.

                  Notwithstanding any other provision of this Agreement other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees (except as required under the Business Trust
Act) described in this Agreement. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss.3807 of the Business Trust Act. In the event that the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) and (viii) and Section 3.10. No implied covenants or obligations shall be read into this Agreement against the Delaware Trustee.

Section 3.12      Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Agreement and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Agreement or the Securities.

Section 3.13      Duration of Trust.

                  The Trust, unless dissolved pursuant to the provisions hereof, shall [dissolve on _____________________] [have perpetual existence].

Section 3.14      Mergers.

                  (a) The Trust may not consolidate, amalgamate, merge or convert with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any Person, except for the sole purpose of changing its domicile and as set forth in
Section 3.14(b) and (c).

                  (b) Subject to Section 3.14(a), the Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge or convert with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

                      (i) the successor entity (the "Successor Entity") expressly assumes all of the obligations of the Trust under any agreement to which the Trust is a party and either:

                                    (A) expressly assumes all of the obligations
                           of the Trust under the Securities; or

                                    (B) substitutes for the Trust Preferred
                           Securities other securities having substantially the same terms as the Trust Preferred Securities (the "Successor Trust Preferred Securities"), so long as the Successor Trust Preferred Securities rank the same as the Trust Preferred Securities rank with respect to distributions of Trust Property and payments upon liquidation, redemption, repayment and otherwise and substitutes for the Common Securities other securities having substantially the same terms as the Common Securities (the "Successor Common Securities"), so long as the Successor Common Securities rank the same as the Common Securities rank with respect to distributions of Trust Property and payments upon liquidation, redemption, repayment and otherwise;

                      (ii) the Successor Entity has a trustee that possesses substantially the same powers and duties as the Property Trustee;

                      (iii) the Trust Preferred Securities or any Successor Securities will be listed, quoted or included for trading, or any Successor Securities will be listed, quoted or included for trading upon notification of issuance if applicable, on any national securities exchange or with another system on which the Trust Preferred Securities are then listed, quoted or included for trading;

                      (iv) such merger, conversion, consolidation, amalgamation or replacement does not cause the Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                      (v) such merger, conversion, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities and any Successor Trust Preferred Common Securities) in any material respect;

                      (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                      (vii) prior to such merger, conversion, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                                    (A) such merger, conversion, consolidation,
                        amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                                    (B) following such merger, conversion,
                        consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                    (C) following such merger, conversion,
                        consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                      (viii) the Sponsor, directly or indirectly, owns all of the Successor Common Securities and guarantees the obligations of such Successor Entity under the Successor Trust Preferred Securities at least to the extent provided by the Securities Guarantees.

                      (ix) the Property Trustee has received an Officers' Certificate from the Sponsor and an opinion of counsel, each to the effect that all conditions precedent to the transaction as set forth in this Agreement have been satisfied.

                  (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by any other Person or permit any other Person to consolidate, amalgamate, or merge with or into, or replace it if such consolidation, amalgamation, merger, conversion, or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV.
                                     SPONSOR

Section 4.1       Sponsor's Purchase of Common Securities.

                  On each Closing Date, the Sponsor shall purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3.0% of the Securities of the Trust issued on such Closing Date, at the same time as the Trust Preferred Securities are sold.

Section 4.2       Covenants of the Sponsor.

                  For so long as the Trust Preferred Securities remain outstanding, the Sponsor shall:

                      (i) cause the Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate, or terminate, except as permitted by this Agreement;

                      (ii) use its commercially reasonable efforts to ensure that the Trust will not be (A) an Investment Company or (B) classified as other than a grantor trust for United States federal income tax purposes.

Section 4.3       Rights and Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Trust Preferred Securities and so long as the Securities are outstanding, the Sponsor shall have the right and responsibility (which shall be exclusive except as otherwise set forth herein) to engage in the following activities:

                  (a) determine the Terms and Conditions;

                  (b) prepare, execute and file on behalf of the Trust with the Commission a registration statement on Form S-3 and any prospectus or prospectus supplement relating to such registration statement in relation to the Trust Preferred Securities, including any amendments thereto;

                  (c) if deemed necessary or advisable by the Sponsor, determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts on behalf of the Trust, and prepare, execute and file any documents on behalf of the Trust as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (d) if deemed necessary or advisable by the Sponsor, prepare, execute and file on behalf of the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Trust Preferred Securities;

                  (e) if necessary, prepare, execute and file on behalf of the Trust with the Commission, a registration statement on Form 8-A relating to the registration of the Trust Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

                  (f) negotiate the Underwriting Agreement and any other instrument or agreement which, in the opinion of the Sponsor, the Trust should be a party to, bound by or a beneficiary of, including any remarketing, auction or exchange agreement.

Section 4.4       Right to Proceed.

                  (a) The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

Section 4.5       Expenses.

                  In connection with the offering, sale and issuance of the Debentures or Other Documents to the Property Trustee and in connection with the sale of the Securities by the Trust, the Sponsor shall:

                  (a) pay all costs and expenses relating to the offering, sale and issuance of the Debentures or Other Documents, including commissions to the underwriters payable pursuant to the Underwriting Agreement and compensation of the Trustee under the Indenture in accordance with the provisions of the Indenture;

                  (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust), the offering, sale and issuance of the Securities (including commissions to the underwriters in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Property Trustee, the Delaware Trustee and the Administrative Trustees (including any amounts payable under Article X of this Agreement), the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents, Registrars, transfer agents, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the Holders;

                  (c) be primarily liable for any indemnification obligations arising under Section 10.4 with respect to this Agreement; and

                  (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                  The Sponsor's obligations under this Section 4.5 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.5 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.5.

                                   ARTICLE V.
                                    TRUSTEES

Section 5.1       Number of Trustees.

                  The number of Trustees initially shall be [____ (_)], and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by the Holders of a Majority in liquidation amount of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2), provided further that (1) one Trustee shall meet the requirements of Section 5.2(a) or (b); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

Section 5.2       Delaware Trustee.

                  If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law including ss.3807 of the Business Trust Act, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  (c) The initial Delaware Trustee shall be:

                           ____________________________
                           ____________________________
                           ____________________________
                           Attn: ______________________

Section 5.3       Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee which shall act as Property Trustee for so long as this Agreement is required to qualify as an Indenture under the Trust Indenture Act, which shall:

                      (i) not be an Affiliate of the Sponsor; and

                      (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
         Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss.310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss.310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss.310(b) of the Trust Indenture Act.

                  (d) The Trust Preferred Securities Guarantee and the Indenture [Describe others if applicable] shall be deemed to be specifically described in this Agreement and the Indenture for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                  (e) The initial Property Trustee shall be:

                           -------------------------------
                           -------------------------------
                           -------------------------------
                           Attention: ____________________

Section 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

                  Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

Section 5.5       Administrative Trustees.

                  The initial Administrative Trustees shall be:

                           -------------------------------
                           -------------------------------

                  (a) Except as otherwise expressly set forth in this Agreement and except if a meeting of the Administrative Trustees is called in accordance with Section 5.9 with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

                  (b) Unless otherwise determined by the Administrative Trustees in accordance with Section 5.9, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

Section 5.6       Appointment; Removal and Resignation of Trustees.

                  (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                      (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                      (ii) after the issuance of any Securities, by the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the

         Holders of the Common Securities unless an Event of Default shall have occurred and be continuing, and

                      (iii) if an Event of Default shall have occurred and be continuing, after the issuance of the Securities, with respect to:

                                    (A) the Administrative Trustees, by vote or
                           written consent of the Holders of a Majority in liquidation amount of the Common Securities acting separately as a class; and

                                    (B) the Property Trustee and the Delaware
                           Trustee, by vote or written consent of the Holders of a Majority in liquidation amount of the Trust Preferred Securities, acting separately as a class.

                  (b) (i) The Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Sections 5.2 and 5.3 has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees, the Delaware Trustee (if the removed Property Trustee is not also the Delaware Trustee) and the Sponsor.

                      (ii) The Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees, the Property Trustee (if the removed Delaware Trustee is not also the Property Trustee) and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until such Trustee's successor shall have been appointed or until such Trustee's death, bankruptcy, dissolution, termination, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Sponsor, the Trust and, after an Event of Default has occurred and is continuing, the Holders of Trust Preferred Securities, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                      (i) no such resignation of the Property Trustee shall be effective:

                                    (A) until a Successor Property Trustee has
                           been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor, the Delaware Trustee, the resigning Property Trustee and, after an Event of Default has occurred and is continuing, the Holders of Trust Preferred Securities; or

                                    (B) until the assets of the Trust have been
                           completely liquidated and the proceeds thereof distributed to the Holders of the Securities and the Trust is terminated pursuant to the terms of this Agreement and the Securities; and

                      (ii) no such resignation of the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor, the Property Trustee, the resigning Delaware Trustee and, after an Event of Default has occurred and is continuing, the Holders of Trust Preferred Securities.

                  (d) The Holders of the Common Securities or, if an Event of Default has occurred and is continuing after the issuance of any Securities, the Holders of Trust Preferred Securities shall use all reasonable efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

                  (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery to the other Trustees, the Sponsor, the Trust and, after an Event of Default has occurred and is continuing, the Holders of the Trust Preferred Securities of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (g) At the time of the resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

Section 5.7       Vacancies Among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

Section 5.8       Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy among the Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with
Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Agreement.


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


Section 5.9       Meetings.

                  If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Agreement, any action of the Administrative Trustees may be taken at (i) a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or (ii) without a meeting and without prior notice by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

Section 5.10      Delegation of Power.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6.

                  (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.11      Merger, Conversion, Consolidation or Succession to Business.

                  Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however that such successor shall promptly notify the Sponsor (except that a Successor Delaware Trustee shall file an appropriate amendment to the Certificate of Trust of the Trust, if required by the Business Trust Act).

                                   ARTICLE VI.
                                  DISTRIBUTIONS

Section 6.1       Distributions.

                  If and to the extent that the Trust receives income on any Debenture or pursuant to any Other Document whether in cash, securities or other property as proceeds from the redemption, repayment, conversion, exchange, maturity or other disposition of any Debenture or pursuant to any Other Document (including any interest or premium on or the principal of the Debentures, any securities or other property received in exchange or upon conversion of the Debentures, or any cash, securities or other property received under any Other Document) (collectively, the "Payment Amount"), then, unless otherwise specified in this Agreement, the Property Trustee shall distribute the Payment Amount to the Holders of the Securities in accordance with the terms of the Securities they hold as set forth in this Agreement, including the Terms and Conditions. The Property Trustee shall make the distributions on the Trust Preferred Securities and the Common Securities in accordance with the relative rights, preferences and privileges that apply to each of those classes of Securities as set forth in this Agreement.

                                  ARTICLE VII.
                             ISSUANCE OF SECURITIES

Section 7.1       General Provisions Regarding Securities

                  (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Terms and Conditions (the "Trust Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in the Terms and Conditions (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Common Securities.

                  (b) The terms of the Securities shall be set forth in the Terms and Conditions. The Terms and Conditions shall be executed by each of the Administrative Trustees. Such Terms and Conditions are incorporated herein by reference and shall set forth the following to the extent not provided by, or in lieu or modification of, the other provisions of this Agreement:

         (1) the designation of the Trust Preferred Securities and the designation of the Common Securities;

         (2) any limit upon the number and/or aggregate liquidation amount of the Trust Preferred Securities or the Common Securities to be executed and delivered under this Agreement (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such class pursuant to Section 9.2, 9.7 or 9.8, upon repayment or redemption in part of any Security or upon surrender in part of any Security for conversion or exchange into other securities pursuant to its terms);

         (3) the amounts payable out of the assets of the Trust to, and any other rights of the Holders upon, the liquidation of the Trust and any provisions for the dissolution and liquidation of the Trust, including the obligation, if any, of the Sponsor, the Trust or any other party to liquidate the Trust and any terms and conditions of such liquidation;

         (4) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the liquidation amount and premium, if any, of the Securities are distributable;

         (5) the rate or rates at which income on the Trust Property shall be distributed to Holders, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such income shall accrue or the method or methods, if any, by which such date or dates are to be determined, the date or dates, if any, on which such income shall be payable, including any deferral provisions, and the record date or dates, if any, for the income payable on the Securities on any such income payment date, the notice, if any, to Holders regarding the determination of income on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

         (6) whether the Distributions on the Securities will be cumulative and, if so, the dates from which and upon which distributions will accumulate and be payable;

         (7) whether, in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the distributions on the Securities may be made, the Securities may be surrendered for registration of transfer, exchange, redemption, repayment, conversion or upon maturity, and notices or demands to or upon the Trust in respect of the Securities and this Agreement may be served;

         (8) whether the Trust is obligated or entitled to redeem or purchase any of such Securities at its option, pursuant to any sinking fund or analogous provision or at the option of any Holder thereof or otherwise, and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing, auction or other secondary sales of Securities so redeemed or purchased;

         (9) the denominations in which the Securities shall be issuable if other than denominations of $1,000 and any integral multiple;

         (10) whether the Securities will be convertible into and/or exchangeable for other securities or property or both, and if so, the terms and conditions upon which the Securities will be so convertible or exchangeable;

         (11) any voting rights granted to the Holders of the Trust Preferred Securities or the Common Securities in addition to or in lieu of the voting rights set forth elsewhere in this Agreement;

         (12) if other than U.S. dollars, the currency in which cash distributions on the Securities shall be payable;

         (13) if cash distributions with respect to the Securities are to be payable, at the election of the Trust or a Holder thereof or otherwise, in a currency other than that in which the Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency in which the Securities are stated to be payable and the currency in which the Securities or any of them are to be paid pursuant to such election;

         (14) whether any distributions may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

         (15) the title and amount of the Debentures and any Other Documents to be acquired with the proceeds of the sale of the Securities;

         (16) the ranking of the Trust Preferred Securities and the Common Securities; and

         (17) any other rights, preferences, restrictions, limitations or conditions relative to the Trust Preferred Securities or the Common Securities permitted by Delaware law and any deletions from or modifications or additions to this Agreement, including any Events of Default or covenants of any of the parties hereto, in respect of the Securities, provided no covenant in this Agreement may be modified without the consent of the party giving such covenant.

                  (c) The Certificates shall be in the forms prepared by the Sponsor and signed on behalf of the Trust by at least one Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by any persons who, at the actual date of execution of such Certificate, shall be an Administrative Trustee of the Trust, although at the date of the execution and delivery of the Agreement any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustee, as evidenced by such individual's execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustee that signs such Certificates may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

                  A Trust Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. Such signature shall be conclusive evidence that a Trust Preferred Security Certificate has been authenticated under this Agreement.

                  Each Trust Preferred Security Certificate shall be dated the date of its authentication by the Property Trustee. Each Common Security Certificate shall be dated the date it is executed by an Administrative Trustee.

                  Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate Trust Preferred Security Certificates, provided the aggregate liquidation amount or number of the Trust Preferred Securities shall not exceed the aggregate liquidation amount or number, as the case may be, of Trust Preferred Securities designated in the Terms and Conditions, as such liquidation amount or number, as the case may be, may be reduced by redemptions, repayments, exchanges, conversions or liquidating distributions.

                  The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Trust Preferred Security Certificates. An authenticating agent may authenticate Trust Preferred Security Certificates whenever the Property Trustee may do so. Each reference in this Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

                  (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (e) Upon issuance of the Securities as provided in this Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and, subject to Section 10.1(b), non-assessable.

                  (f) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Agreement.

                  The Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 7.2       Paying Agent and Registrar.

                  In the event that the Trust Preferred Securities are not in book-entry only form:

                  (a) The Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the Trust Preferred Securities may be presented for payment ("Paying Agent"), and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The Administrative Trustees on behalf of the Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Administrative Trustees on behalf of the Trust may change any Paying Agent without prior notice to any Holder.

The Administrative Trustees on behalf of the Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Agreement. If the Administrative Trustees on behalf of the Trust fail to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Administrative Trustees on behalf of the Trust or any of its Affiliates (including the Sponsor) may act as Paying Agent. The Property Trustee at its Corporate Trust Office shall initially act as Paying Agent for the Trust Preferred Securities and the Common Securities.

                  (b) The Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Trust Preferred Securities may be presented for registration of transfer or exchange ("Registrar"). The Registrar shall keep a register of the Trust Preferred Securities and of their transfer or exchange. The Administrative Trustees on behalf of the Trust may appoint the Registrar and may appoint one or more co-registrars in such other locations as it shall determine. The term "Registrar" includes any such additional registrar. The Administrative Trustees on behalf of the Trust may change any Registrar or co-registrar without prior notice to any Holder. The Administrative Trustees on behalf of the Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Agreement. If the Administrative Trustees on behalf of the Trust fail to appoint or maintain another entity as Registrar, the Property Trustee shall act as such. The Trust or any of its Affiliates (including the Sponsor) may act as Registrar. The Administrative Trustees on behalf of the Trust shall act as Registrar for the Common Securities.

                  (c) Notwithstanding Sections 3.6(b)(vi) and 3.6(l), the Trust initially appoints the Property Trustee as Registrar for the Trust Preferred Securities and authorizes it to execute and deliver letters, documents and instruments with DTC and other Clearing Agencies relating to the Trust Preferred Securities.

                                 ARTICLE VIII.
                              TERMINATION OF TRUST

Section 8.1       Termination of Trust.

                  (a) The Trust shall dissolve and its affairs shall be wound up upon the first of the following to occur:

                      (i) (other than in connection with a merger, consolidation or similar transaction not prohibited by this Agreement or any Trust Property) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                      (ii) upon the bankruptcy of the Sponsor or the Trust;

                      (iii) upon the entry of a decree of judicial dissolution of the Trust;

                      (iv) when all the Securities shall have been called for redemption, repayment, conversion or exchange and the amounts necessary for redemption, repayment, conversion or exchange thereof shall have been distributed to the Holders in accordance with the terms of this Agreement and the Securities;

                      (v) upon the liquidation of the Trust and the distribution to the Holders of all amounts they are required to receive in accordance with the terms of this Agreement and the Securities, provided that the Property Trustee has received written notice from the Sponsor directing the Property Trustee to dissolve the Trust (which direction is optional and, except as otherwise expressly provided herein, within the discretion of Sponsor), and provided, further, that such dissolution is conditioned on the Administrative Trustees' receipt of an opinion of an independent tax counsel experienced in such matters to the effect that the Holders of the Securities will not recognize any gain or loss for United States Federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures;

                      (vi) the expiration of the term of the Trust provided in
         Section 3.13 of this Agreement; and

                      (vii) any other event specified in the Terms and Conditions.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding-up of the Trust, a certificate of cancellation of the Certificate of Trust of the Trust shall be filed with the Secretary of State of the State of Delaware in accordance with the Business Trust Act.

                  (c) The provisions of Section 4.4 and Article X shall survive the termination of the Trust.

                                    ARTICLE IX.
                              TRANSFER OF INTERESTS

Section 9.1       Transfer of Securities.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Agreement and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Agreement shall be null and void.

                  (b) Subject to this Article IX and the Terms and Conditions, Trust Preferred Securities shall be freely transferable.

                  (c) To the fullest extent permitted by applicable law, subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                      (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                      (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

Section 9.2       Transfer or Exchange of Certificates.

                  The Registrar shall provide for the registration of Certificates and of transfers or exchanges of Certificates, which shall be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. The Trust will not be required to register or cause to be registered the transfer of its trust preferred securities after they have been converted, exchanged, repaid, redeemed or called for redemption. Upon surrender for registration of transfer or exchange of any Certificate at the Corporate Trust Office of the Property Trustee, the applicable Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees or the party requesting the exchange, as the case may be. Every Certificate surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer or exchange in form satisfactory to the applicable Registrar and duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be canceled by the applicable Registrar. A transferee of a Certificate and the recipient of one or more Certificates issued in exchange for cancelled Certificates shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee or recipient of a Certificate or Certificates duly executed by an Administrative Trustee and, in the case of a Trust Preferred Security Certificate, authenticated by the Property Trustee. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Agreement.

Section 9.3       Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

Section 9.4       Book Entry Interests.

                  Unless otherwise specified in the Terms and Conditions, the Trust Preferred Securities Certificates, on original issuance, shall be issued in the form of one or more, fully registered, global Trust Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Each such Global Certificate shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in any Global Certificate, except as provided in Section 9.7. Except for the definitive Trust Preferred Security Certificates issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.7 or in accordance with the Terms and
Conditions:

                  (a) the provisions of this Section 9.4 shall be in full force and effect;

                  (b) the Trust, the Trustees and any Agent shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of distributions on any Global Certificate and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of any Global Certificate and shall have no obligation to the Trust Preferred Security Beneficial Owners;

                  (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Agreement other than the Terms and Conditions, the provisions of this Section 9.4 shall control; and

                  (d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between the Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants to receive and transmit payments and other distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants; provided, that, solely for the purposes of determining whether the Holders of the requisite amount of Trust Preferred Securities have voted on any matter provided for in this Agreement, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Trust Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

Section 9.5       Notices to Clearing Agency.

                  Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Agreement, unless and until definitive fully registered Trust Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to
Section 9.7 or otherwise, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Trust Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

Section 9.6       Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

Section 9.7       Definitive Trust Preferred Security Certificates.

                  If:

                  (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

                  (b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Trust Preferred Securities, then:

                      (1) definitive fully registered Trust Preferred Security Certificates shall be prepared and executed by the Administrative Trustees and authenticated by the Property Trustee on behalf of the Trust with respect to such Trust Preferred Securities; and

                      (2) upon surrender of any Global Certificate by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause definitive fully registered Trust Preferred Securities Certificates to be executed, and the Property Trustee shall cause such Trust Preferred Securities Certificates to be authenticated and delivered to Trust Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The definitive fully registered Trust Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees and the Property Trustee may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Preferred Securities may be listed, or to conform to usage.

Section 9.8       Mutilated, Destroyed, Lost or Stolen Certificates.

                  If:

                  (a) any mutilated Certificate shall be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and (b) there shall be delivered to the Administrative Trustees and the Property Trustee such security or indemnity as may be required by them to keep each of the Trustees and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, and, in the case of a Trust Preferred Securities Certificate, the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees and the Property Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X.
                LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

Section 10.1      Liability.

                  (a) Except as expressly set forth in this Agreement, the Debentures, any other instrument or agreement, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                      (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

                      (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Sponsor, as the Debenture Issuer, shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to ss.3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.2      Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence), bad faith or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

Section 10.3      Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein:

                      (i) whenever a conflict of interest exists or arises between any Covered Persons and any Indemnified Person; or

                      (ii) whenever this Agreement or any other instrument or agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Agreement an Indemnified Person is permitted or required to make a decision:

                      (i) in its "sole discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                      (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or by applicable law.

Section 10.4      Indemnification.

                  (a) (i) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                      (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                      (iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                      (iv) Expenses (including reasonable attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees,
         (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, independent legal counsel or Common Security Holder at the time such determination is made, such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached such person's duty to the Trust or its Common or Trust Preferred Security Holders.

                      (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Sponsor or Trust Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                      (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                      (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as such person would have with respect to such constituent entity if its separate existence had continued.

                      (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the successors, heirs, executors and administrators of such a person.

                  (b) To the fullest extent permitted by law, the Sponsor agrees to indemnify each Fiduciary Indemnified Person for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense to the extent incurred without gross negligence (or in the case of the Property Trustee, pursuant to Section 3.9, negligence), bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this
Section 10.4(b) shall survive the satisfaction and discharge of this Agreement and any resignation or removal of the Property Trustee or the Delaware Trustee, as the case may be.

Section 10.5      Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 10.6      Trustees' Fees and Expenses.

                  Each Trustee shall receive as compensation for its services hereunder such fees and expenses as have been separately agreed upon before the date hereof between the Sponsor and such Trustee, and each Trustee shall be entitled to be reimbursed by the Sponsor for other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as such Trustee may employ in connection with the exercise and performance of its rights and duties hereunder.

                                  ARTICLE XI.
                                  ACCOUNTING

Section 11.1      Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 11.2      Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Administrative Trustees on behalf of the Trust shall keep, or cause to be kept, full books of account, records and supporting documents, all of which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

                  (b) The Administrative Trustees, on behalf of the Trust, shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code and the Treasury Regulations, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees on behalf of the Trust shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (c) The Administrative Trustees on behalf of the Trust shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Trust with any state or local taxing authority.

Section 11.3      Banking.

                  The Administrative Trustees, on behalf of the Trust, shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments for the benefit of holders of Securities of funds in respect of Trust Property shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.


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


Section 11.4      Withholding.

                  The Administrative Trustees on behalf of the Trust shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees on behalf of the Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Trust may reduce subsequent distributions by the amount of such withholding.

                                   ARTICLE XII.
                             AMENDMENTS AND MEETINGS

Section 12.1      Amendments.

                  Except as otherwise provided in this Agreement or by any applicable terms of the Securities:

                  (a) this Agreement may only be amended by a written instrument approved and executed by the Sponsor and the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees) and:

                      (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, also by the Property Trustee; and

                      (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

                  (b) no amendment shall be made:

                      (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities);

                      (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                                    (A) an Officers' Certificate from each of
                           the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities); and

                                    (B) an opinion of qualified independent
                           counsel that such amendment is permitted by, and conforms to, the terms of this Agreement (including the terms of the Securities); and

                      (iii) to the extent the result of such amendment would be to:

                                    (A) cause the Trust to fail to continue to
                           be classified for purposes of United States federal income taxation as a grantor trust;

                                    (B) reduce or otherwise adversely affect the
                           powers of the Property Trustee in contravention of the Trust Indenture Act; or

                                    (C) cause the Trust to be deemed to be an
                           Investment Company required to be registered under the Investment Company Act;

                  (c) after the Trust has issued any Securities that remain outstanding, without the consent of the Holders of a Majority in liquidation amount of each class of Securities affected, this Agreement may not be amended for any reason in a manner that would adversely affect the rights, privileges or preferences of such class of Securities, provided that, except as may be provided in the Terms and Conditions, without the consent of each Holder of Securities affected thereby, this Agreement may not be amended to:

                      (i) change the Distribution rate, or manner of calculation of the Distribution rate, amount, timing or currency or otherwise adversely affect the method of any required payment;

                      (ii) change the purpose of the Trust;

                      (iii) authorize the issuance of any additional beneficial interests in the Trust;

                      (iv) change the conversion, exchange, redemption or repayment provisions, if any;

                      (v) change the conditions precedent for the Sponsor to elect to dissolve the Trust and distribute the debt securities held by the Trust to the Holders of the Trust Securities, if applicable;

                      (vi) change the liquidation, distribution or other provisions relating to the distribution of amounts payable upon the dissolution and liquidation of the Trust;

                      (vii) affect the limited liability of any Holder of the Trust Securities; or

                      (viii) restrict the right of a Holder of the Trust Securities to institute suit for the enforcement of any required payment on or, if applicable, after the due date therefor or for the conversion or exchange of the Securities in accordance with their terms.

                  (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

                  (e) Article IV shall not be amended without the consent of the Sponsor;

                  (f) the rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

                  (g) notwithstanding Section 12.1(c), this Agreement may be amended by the Trustees and the Sponsor without the consent of the Holders of the any Securities that are outstanding to:

                      (i) cure any ambiguity;

                      (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement;

                      (iii) add to the covenants, restrictions or obligations of the Sponsor;

                      (iv) conform to any change in the Investment Company Act or the Trust Indenture Act or the rules and regulations promulgated thereunder or any written change in interpretation or application of such act or such rules or regulations by any legislative body, court, government agency or regulatory authority;

                      (v) cause the Trust to continue to be classified for United States federal income tax purposes as a grantor trust;


provided, however, that, in the case of clauses (i) or (ii), such action shall not adversely affect in any material respect the interests of the Holders.

         Any amendments to this Agreement adopted pursuant to Section 12.1(g) shall become effective when notice thereof is given to the Holders.

Section 12.2      Meetings of the Holders of Securities; Action by Written
                  Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of Securities are entitled to act under the terms of this Agreement, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders if directed to do so by the Holders of at least 10% in liquidation amount of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                      (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Agreement, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holder of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                      (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                      (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                      (iv) unless the Business Trust Act, this Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII.
                     REPRESENTATIONS OF PROPERTY TRUSTEE AND
                                DELAWARE TRUSTEE

Section 13.1      Representations and Warranties of Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

                  (a) the Property Trustee is a banking corporation, a national banking association or a bank with trust powers, duly organized, validly existing and in good standing under the laws of the United States of America or any State of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

                  (b) the Property Trustee satisfies the requirements set forth in Section 5.3(a);

                  (c) the execution, delivery and performance by the Property Trustee of this Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Agreement has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Agreement by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

                  (e) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of this Agreement.

Section 13.2      Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

                  (a) the Delaware Trustee is a banking corporation or national banking association, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States, as the case may be, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Agreement;

                  (b) the execution, delivery and performance by the Delaware Trustee of this Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Agreement has been duly executed and delivered by the Delaware Trustee, and it constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Agreement; and

                  (d) the execution, delivery and performance of the Agreement by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Delaware Trustee; and

                  (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV.
                                  MISCELLANEOUS

Section 14.1      Notices.

                  All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

                  (a) if given to the Administrative Trustees or the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities and the other Trustees):

                           DTE Energy Company
                           2000 2nd Avenue
                           Detroit, Michigan 48226-1279
                           Attention: ________________

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                           --------------------------
                           --------------------------
                           --------------------------
                           Attn: ____________________

                  (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of Capital Markets Fiduciary Services (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           --------------------------
                           --------------------------
                           --------------------------
                           Attention: _______________

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust and the other Trustees):

                           c/o DTE Energy Company
                           2000 2nd Avenue
                           Detroit, Michigan 48226-1279
                           Attention:  ___________________

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 14.2      Governing Law.

                  This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

Section 14.3      Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Agreement shall be interpreted to further this intention of the parties.

Section 14.4      Headings.

                  Headings contained in this Agreement are inserted for convenience of reference only and do not affect the interpretation of this Agreement or any provision hereof.

Section 14.5      Successors and Assigns.

                  Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 14.6      Partial Enforceability.

                  If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 14.7      Entire Agreement.

                  This Agreement constitutes the entire agreement among the parties. It supersedes any prior agreement or understandings among them, and it may not be modified or amended in any manner other than as set forth herein.

Section 14.8      Remedies.

                  The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 14.9      Counterparts.

                  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by affixing the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                                 _____________________________________________
                                 __________________, as Administrative Trustee of the Trust



                                 _____________________________________________
                                 __________________, as Administrative Trustee of the Trust


                                 _____________________________________________
                                 as Delaware Trustee


                                 By: _________________________________________
                                 Name:
                                 Title:


                                 _____________________________________________
                                 as Property Trustee


                                 By: _________________________________________
                                 Name:
                                 Title:


                                 DTE ENERGY COMPANY
                                 as Sponsor


                                 By: _________________________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT A


                             TERMS AND CONDITIONS OF
                         ___% TRUST PREFERRED SECURITIES
                             ___% COMMON SECURITIES


 [NOTE: This is a form of Terms and Conditions. The actual Terms and Conditions included in this Agreement may vary substantially from this form, as contemplated by Section 7.1(b) of the form of Amended and Restated Trust
                                   Agreement.]


         Pursuant to Section 7.1(a) of the Amended and Restated Trust Agreement, dated as of _________________, of DTE Energy Trust [I/II] (as amended from time to time, the "Agreement"), the undersigned, being all the Administrative Trustees of DTE Energy Trust [I/II], hereby establish the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities and the Common Securities:

         (1) The Terms and Conditions form a part of the Agreement, except as otherwise provided herein or unless the context otherwise requires, and all of the provisions of the other parts of the Agreement, including the definitions of capitalized terms, apply to these Terms and Conditions. Furthermore, unless the context otherwise requires, in these Terms and Conditions, references to paragraphs mean paragraphs of these Terms and Conditions and:

         "Additional Interest" has the meaning set forth in paragraph 3(d).

         ["Applicable Ownership Interest" has the meaning set forth in paragraph 5(c).

         ["Applicable Principal Amount" has the meaning set forth in paragraph 5(c).]

         ["Authorized Newspaper" for purposes of the Reset Spread Announcement Date shall be ______________.]

         ["Capital Stock" means with respect to any Person organized as a corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) corporate stock, and (ii) with respect to any Person that is not organized as a corporation, the partnership, membership or other equity interests or participations in such Person.]

         "Change in 1940 Act Law" has the meaning set forth in paragraph 5(b).

         ["Collateral Agent" means ___________.]

         "Compound Interest" has the meaning set forth in paragraph 3(a).

         "Coupon Rate" has the meaning set forth in paragraph 3(a).

         ["Debenture Repayment Price" means, with respect to any Debentures put to the Sponsor on _______________, an amount per Debenture equal to $____, plus accrued and unpaid interest.]

         "Debentures" means _______________.

         "Distribution Payment Date" has the meaning set forth in paragraph
3(b).

         "Extension Period" has the meaning set forth in paragraph 3(b).

         ["Failed Remarketing" has the meaning set forth in the Purchase Contract Agreement.]

         "Investment Company Event" has the meaning set forth in paragraph 5(b).

         "Investment Company Event Opinion" has the meaning set forth in paragraph 5(b).

         "Liquidation Distribution" has the meaning set forth in paragraph 4.

         "90 Day Period" has the meaning set forth as paragraph 5(b).

         "Ministerial Action" has the meaning set forth in paragraph 5(b).

         ["Pledge Agreement" means the Pledge Agreement dated as of _______________ among the Sponsor, _________________________, as collateral agent (the "Collateral Agent"), and _________________________, as purchase contract agent (the "Purchase Contract Agent").]

         ["Prepayment Price" has the meaning set forth in paragraph 5(a).]

         ["Primary Treasury Dealer" has the meaning set forth in paragraph ___.]

         ["Purchase Contract Agreement" means the Purchase Contract Agreement dated as of __________________ between ______________________, as Purchase
Contract Agent, and the Sponsor.]

         ["Purchase Contract Settlement Date" means ___________________.]

         ["Put Option" has the meaning set forth in paragraph 7(a).]

         ["Put Option Exercise Date" has the meaning set forth in paragraph
7(a).]

         ["Put Option Repayment Price" has the meaning set forth in paragraph 7(a).]

         ["Quotation Agent" has the meaning set forth in paragraph 5(c).]

         ["Redemption Amount" has the meaning set forth in paragraph 5(c).]

         "Redemption/Distribution Notice" has the meaning set forth in paragraph 6(a).

         ["Redemption Price" has the meaning set forth in paragraph 5(c).]

         ["Remarketing Agreement" has the meaning set forth in the Purchase Contract Agreement.]

         ["Reset Agent" means a nationally recognized investment banking firm chosen by the Sponsor to determine the Reset Rate. It is currently anticipated that _________________ will act in such capacity.]

         ["Reset Announcement Date" means the tenth (10) Business Day immediately preceding the Purchase Contract Settlement Date.]

         ["Reset Rate" means the distribution rate per annum (to be determined by the Reset Agent), equal to the sum of (X) the Reset Spread and (Y) the rate of interest on the [Two-Year Benchmark Treasury] in effect on the third Business Day immediately preceding the Purchase Contract Settlement Date, that the Trust Preferred Securities should bear in order for the Trust Preferred Securities to have an approximate market value of _______% of their aggregate liquidation amount on the third Business Day immediately preceding the Purchase Contract Settlement Date; provided, that the Sponsor may limit such Reset Spread to be no higher than _____ basis points (___%).]

         ["Reset Spread" means a spread amount to be determined by the Reset Agent on the tenth (10) Business Day immediately preceding the Purchase Contract Settlement Date.]

         ["Rights Plan" means a plan of the Debenture Issuer providing for the issuance by the Debenture Issuer to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of preferred stock, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and
(iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.]

         "Stated Maturity" means, with respect to the Debentures, _________.

         "Special Event" means an Investment Company Event or a Tax Event, as the case may be.

         "Tax Event" has the meaning set forth in paragraph 5(c).

         "Tax Event Redemption" has the meaning set forth in paragraph 5(c).

         "Tax Event Redemption Date" has the meaning set forth in paragraph
5(c).

         ["Termination Event" has the meaning set forth in Section 1.1 of the Purchase Contract Agreement.]

         ["Treasury Portfolio" has the meaning set forth in paragraph 5(c).]

         ["Treasury Portfolio Purchase Price" has the meaning set forth in paragraph 5(c).]

         ["Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).]

         ["Treasury Securities" has the meaning set forth in Section 1.1 of the Purchase Contract Agreement.]

         ["Two-Year Benchmark Treasury" means direct obligations of the United States (which may be obligations traded on a when-issued basis only) having a maturity comparable to the remaining term to maturity of the Trust Preferred Securities, as agreed upon by the Sponsor and the Reset Agent. The rate for the Two-Year Benchmark Treasury will be the bid side rate displayed at 10:00 A.M., New York City time, on the third Business Day immediately preceding the Purchase Contract Settlement Date in the Telerate system (or if the Telerate system is (a) no longer available on the third Business Day immediately preceding the Purchase Contract Settlement Date or (b) in the opinion of the Reset Agent (after consultation with the Sponsor) no longer an appropriate system from which to obtain such rate, such other nationally recognized quotation system as, in the opinion of the Reset Agent (after consultation with the Sponsor) is appropriate. If such rate is not so displayed, the rate for the Two-Year Benchmark Treasury shall be, as calculated by the Reset Agent, the yield to maturity for the Two-Year Benchmark Treasury, expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis, and computed by taking the arithmetic mean of the secondary market bid rates, as of 10:30 A.M., New York City time, on the third Business Day immediately preceding the Purchase Contract Settlement Date, of three leading United States government securities dealers selected by the Reset Agent (after consultation with the Sponsor) (which may include the Reset Agent or an Affiliate thereof).]

         (2) Designation and Number.

         (a) Trust Preferred Securities. Preferred securities of the Trust, with an aggregate liquidation amount with respect to the assets of the Trust of up to _______________ Dollars ($________________) and a liquidation amount with respect to the assets of the Trust of $___ per security, are hereby designated for the purposes of identification only as "___% Trust Preferred Securities" (the "Trust Preferred Securities"). The Trust Preferred Security Certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Agreement, with such changes and additions thereto or deletions therefrom as may be required by applicable law or the rules of any stock exchange on which the Trust Preferred Securities are listed or to conform to ordinary usage, custom or practice.

         (b) Common Securities. Common Securities of the Trust, with an aggregate liquidation amount with respect to the assets of the Trust of up to ______________________ ___________________ Dollars ($_______________) and a
liquidation amount with respect to the assets of the Trust of $___ per security, are hereby designated for the purposes of identification only as "___% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of

Exhibit A-2 to the Agreement, with such changes and additions thereto or deletions therefrom as may be required by applicable law or to conform to ordinary usage, custom or practice.

         (c) The maximum liquidation amount of Trust Preferred Securities and Common Securities referred to above excludes Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 9.2, 9.7 or 9.8, upon repayment, redemption, exchange or conversion into other securities in accordance with its terms.

         (d) The Preferred Securities and the Common Securities represent undivided beneficial interests in the assets of the Trust.

         (e) In connection with the purchase of the Securities, the Sponsor will deposit in the Trust, and the Trust will purchase, respectively, as trust assets, Debentures of the Sponsor having an aggregate principal amount equal to $[ ], and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

         (3) Distributions.

         (a) Cash distributions will be payable on each Security at the rate per annum of __% (the "Coupon Rate") of the stated liquidation amount of $___ per Security [until __________________________, and at the Reset Rate thereafter,] such rate[s] being the rate[s] of interest payable on the Debentures. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the rate of __% [until ______________________, and at the Reset Rate thereafter] ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Distributions on the Securities will be cumulative, will accrue from ____________________, and will be payable quarterly in arrears, on _______________, ____________________, ________________ and ______________ of
each year, commencing on _____________________, when, as and if available for payment, except as otherwise described below (a "Distribution Payment Date"). So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the Stated Maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly to the extent permitted by law during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Debentures. Any interest accrued on the Debentures during an Extension Period shall be paid Pro Rata to holders of Debentures on the first payment date following the Extension Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Payment Date following the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. If (i) the Debenture Issuer shall exercise its right to defer payment of interest as provided above and the Extension Period is continuing, or (ii) there shall have occurred any Event of Default, as defined in the Indenture, or (iii) there shall have occurred any Event of Default, as defined in the Trust Preferred Securities Guarantee, then
(a) the Debenture Issuer shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Debenture Issuer's Capital Stock or (ii) make any payment of principal of or interest on or repay, repurchase or redeem any debt securities of the Debenture Issuer that rank equally with or junior to the Debentures or make any guarantee payments with respect to any guarantee by the Debenture Issuer of the debt securities of any Subsidiary of the Debenture Issuer that by its terms ranks equally with or junior to the Debentures (other than (a) dividends or distributions in Common Stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any Capital Stock of the Debenture Issuer under any Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan,
(c) payments under any Guarantee relating to the Trust Preferred Securities, and
(d) purchases of Common Stock related to the issuance of Common Stock or rights under the Debenture Issuer's dividend reinvestment plan, or under any of the Debenture Issuer's benefit plans for its directors, officers, employees, consultants or advisors).

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the Business Day immediately preceding each of the relevant payment dates on the Securities. [Subject to any applicable laws and regulations and the provisions of the Agreement, each such payment in respect of the Trust Preferred Securities will be made as described under the heading "______________ ______________________" in the Prospectus Supplement dated ____________________
to the Prospectus dated ______________________ (collectively, the "Prospectus") of the Trust relating to the Registration Statement on Form S-3 (file no. ____________________________________) of the Sponsor and the Trust.] The
relevant record dates for the Common Securities shall be the same record date as for the Trust Preferred Securities. If the Trust Preferred Securities shall not continue to remain in book-entry only form or are not in book-entry only form at issuance, the relevant record dates for the Trust Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, as shall be selected by the Administrative Trustees, which dates shall be at least more than one, but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the

Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Payment Date falling within an Extension Period unless the Debenture Issuer has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution Payment Date. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. [So long as the Holder of any Trust Preferred Securities is the Collateral Agent, the payment of Distributions on such Trust Preferred Securities held by the Collateral Agent will be made at such place and to such account as may be designated by the Collateral Agent.] Distributions on the Securities will be paid by the Trust.

         (d) If at any time while the Property Trustee is the Holder of any Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Debenture Issuer will pay as additional interest ("Additional Interest") on the Securities held by the Property Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

         (e) [The Coupon Rate on the Securities (as well as the interest rate on the Debentures) will be reset on the third Business Day immediately preceding the Purchase Contract Settlement Date to the Reset Rate (which Reset Rate will be in effect on and after the Purchase Contract Settlement Date). On the Reset Announcement Date, the Reset Spread and the Two-Year Benchmark Treasury to be used to determine the Reset Rate will be announced by the Sponsor. On the Business Day immediately following the Reset Announcement Date, the Holders of Securities will be notified of such Reset Spread and Two-Year Benchmark Treasury by the Sponsor. Such notice shall be sufficiently given to Holders of Securities if published in an Authorized Newspaper.]

         (f) [Not later than 7 calendar days nor more than 15 calendar days prior to the Reset Announcement Date, the Sponsor will request DTC (as defined herein) or its nominee (or any successor Clearing Agency or its nominee) by first-class mail, postage prepaid, to notify the Trust Preferred Security Beneficial Owner or Clearing Agency Participants holding Trust Preferred Securities of such Reset Announcement Date and the procedures to be followed by such Holders who intend to settle their obligation under the Purchase Contract with separate cash.]

         (g) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

         (4) Liquidation Distribution Upon Dissolution.

         In the event of any voluntary or involuntary liquidation, dissolution winding-up or termination of the Trust (each, a "Liquidation"), the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the Trust, after satisfaction (or reasonable provision for satisfaction) of liabilities to creditors, distributions in an amount equal to the aggregate stated liquidation amount of such Securities, plus accrued and unpaid Distributions on such Securities to the date of payment (such amount being "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders in exchange for such Securities..

         If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         (5) Redemption and Distribution.

         (a) Upon the repayment of the Debentures, at maturity, the proceeds from such repayment shall, after satisfaction of liabilities to creditors, be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid at a redemption price of $____ per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash.

         [The Debentures are prepayable prior to the Stated Maturity at the option of the Debenture Issuer (i) in whole or in part, from time to time, on or after [ ] or (ii) at any time prior to [ ], in whole but not in part, upon the occurrence and continuation of a Special Event, in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon (including Additional Interest and Compound Interest, if any) to the date of prepayment.]

         The Debentures are prepayable as set forth in this Section 5. Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debenture so repaid or redeemed at the Prepayment Price. If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be as described in Section 6.

         (b) If an Investment Company Event (as defined herein) occurs, the Administrative Trustees shall dissolve the Trust and, after satisfaction of liabilities to creditors, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate equal to the rate of ___%, [if on or prior to ____________________, and the Reset Rate thereafter,] and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Investment Company Event (the "90 Day Period"); provided, however, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Investment Company Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action"), the Administrative Trustees will pursue such Ministerial Action in lieu of dissolution.

         "Investment Company Event" means that the Trust shall have received an opinion of independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), which Change in 1940 Act Law becomes effective on or after the date of the Prospectus, there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act.

         (c) If a Tax Event occurs, the Debentures are redeemable at the option of the Debenture Issuer, in whole but not in part, on not less than 30 days nor more than 60 days notice ("Tax Event Redemption"). If the Debenture Issuer redeems the Debentures upon the occurrence and continuance of a Tax Event, the proceeds from such redemption shall simultaneously be applied by the Trust to redeem the Securities having an aggregate stated liquidation amount equal to the aggregate principal amount of the Debentures so redeemed at a redemption price (the "Redemption Price"), per Security, equal to the [Redemption Amount] plus any accumulated and unpaid distributions thereon to the date of such redemption. [If, following the occurrence of a Tax Event, the Debenture Issuer exercises its option to redeem the Debentures, the Debenture Issuer shall appoint the Quotation Agent to assemble the Treasury Portfolio in consultation with the Company.] To the extent the Redemption Price is received by the Property Trustee, the Property Trustee will distribute, to the record Holder of the Securities the Redemption Price payable in liquidation of such Holder's interests in the Trust.

         "Tax Event" means the receipt by the Administrative Trustees of an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position on the date the Securities are issued, which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of issuance of the Securities under the Agreement, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to the income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date thereof would not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes or (iii) the Trust is, or within 90 days of the date thereof would be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         ["Treasury Portfolio" means, with respect to the Applicable Principal Amount of Debentures (a) if the Tax Event Redemption Date occurs prior to ______________ a portfolio of zero-coupon U.S. Treasury Securities consisting of
(i) interest or principal strips of U.S. Treasury Securities which mature on or prior to ______________, in an aggregate amount equal to the Applicable Principal Amount and (ii) with respect to each scheduled interest payment date on the Debentures that occurs after the Tax Event Redemption Date, interest or principal strips of U.S. Treasury Securities which mature on or prior to that date in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of the Debentures on such date, and
(b) if the Tax Event Redemption Date occurs after ____________ _____, a portfolio of zero-coupon U.S. Treasury Securities consisting of (i) principal or interest strips of U.S. Treasury Securities which mature on or prior to _______________ in an aggregate amount equal to the Applicable Principal Amount and (ii) with respect to each scheduled interest payment date on the Debentures that occurs after the Tax Event Redemption Date, interest or principal strips of such U.S. Treasury Securities which mature on or prior to such date in an aggregate amount equal to the aggregate interest payment that would be due on the Applicable Principal Amount of the Debentures on such date.]

         ["Applicable Ownership Interest" means, with respect to [title of securities] and the U.S. Treasury Securities in the Treasury Portfolio, (A) a 1/___, or ___%, undivided beneficial ownership interest in a U.S. Treasury Security in the amount of $1,000 included in such Treasury Portfolio payable on or prior to _______________ and (B) for each scheduled interest payment date on the Debentures that occurs after the Tax Event Redemption Date, a ____% undivided beneficial ownership interest in a $1,000 face amount of such U.S. Treasury Security which is a principal or interest strip maturing on such date.]

         ["Applicable Principal Amount" means either (i) if the Tax Event Redemption Date occurs prior to _______________, the aggregate principal amount of the Debentures corresponding to the aggregate stated liquidation amount of the Trust Preferred Securities on the Tax Event Redemption Date or (ii) if the Tax Event Redemption occurs on or after _______________ the aggregate principal amount of the Debentures corresponding to the aggregate stated liquidation amount of the Trust Preferred Securities outstanding on such Tax Event Redemption Date.]

         ["Redemption Amount" means for each Debenture, the product of (i) the principal amount of such Debenture and (ii) a fraction whose numerator is the Treasury Portfolio Purchase Price and whose denominator is the Applicable Principal Amount.]

         ["Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer") to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.]

         ["Quotation Agent" means (i) _______________________________________
and its respective successors, provided, however, that if the foregoing shall cease to be a Primary Treasury Dealer, the Sponsor shall substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Sponsor.]

         On and from the date fixed by the Administrative Trustees for a Tax Event Redemption or any distribution of Debentures and dissolution of the Trust:
(i) the Securities shall no longer be deemed to be outstanding, (ii) DTC or its nominee (or any successor Clearing Agency or its nominee) or the record Holder of the Trust Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing Trust Preferred Securities held by DTC or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of $___, with an interest rate of __% [if on or prior to _____________________, and at the Reset Rate thereafter,] and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (e) If the Debentures are distributed to the Holders and the Preferred Securities are then listed on an exchange, the Debenture Issuer will use its best efforts to cause the Debentures to be listed on the NYSE or on such other exchange as the Preferred Securities are then listed.

         On the date fixed for any distribution of Debentures upon dissolution of the Trust, (i) the Preferred Securities will not longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee, as the record holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Preferred Securities not held by the Clearing Agency or its nominee will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, such Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (6) Redemption or Distribution Procedures.

         (a) Notice of any redemption (other than in connection with the maturity of the Debentures) of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the Tax Event Redemption Date. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 6(a), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

         (b) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by the Clearing Agency (as defined in the Agreement) or its nominee, the distribution of the proceeds of such redemption will be made to each Participant (as defined in the Agreement) (or Person) on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

         (c) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 6 (such notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, with respect to the Trust Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m. New York City time on such Redemption Date, the Property Trustee will deposit irrevocably with DTC or its nominee (or any successor Clearing Agency or its nominee), [the Purchase Contract Agent or the Collateral Agent, as applicable,] funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and will give DTC, [the Purchase Contract Agent or the Collateral Agent, as applicable,] irrevocable instructions and authority to pay the Redemption Price to the Holders of the Trust Preferred Securities so called for redemption, and (B) with respect to Trust Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust. [Notwithstanding the foregoing, so long as the Holder of any Trust Preferred Securities is the Collateral Agent or the Purchase Contract Agent, the payment of the Redemption Price in respect of such Trust Preferred Securities held by the Collateral Agent or the Purchase Contract Agent shall be made no later than 12:00 noon, New York City time, on the Tax Event Redemption Date by check or wire transfer in immediately available funds at such place and to such account as may be designated by the Collateral Agent or the Purchase Contract Agent.] If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accumulate on the Securities so redeemed and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for repayment. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for repayment for purposes of calculating the Redemption Price and such Securities shall cease to be outstanding.

         (d) Redemption/Distribution Notices shall be sent by the Trust to (A) in respect of the Trust Preferred Securities, DTC or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities, to the Holder thereof.

         (e) The Trust shall not be required to (i) issue, or register the transfer or exchange of, any Securities during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption and (ii) register the transfer or exchange of any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

         (f) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws) the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

         [(7) Repayment at Option of Holders.]

         [(a) If a Failed Remarketing (as described in Section 5.2(b) of the Purchase Contract Agreement and incorporated herein by reference) has occurred, each holder of Securities who holds such Securities on the day immediately following the Purchase Contract Settlement Date, shall have the right to require the Trust to repay all or a portion of such Securities owned by such holder (the "Put Option") on ___________________ (the "Put Option Exercise Date"), upon at least three Business Days' prior notice, at a repayment price of $____ per Security plus an amount equal to the accrued and unpaid Distributions thereon to the date of payment (the "Put Option Repayment Price").]

         [(b) The Trust shall obtain funds to pay the Put Option Repayment Price of Securities being repaid under the Put Option through presentation by the Property Trustee, on behalf of the Trust, to the Debenture Issuer, pursuant to the right of the holder of the Debentures to require the Debenture Issuer to repay all or a portion of the Debentures on the Put Option Exercise Date, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities for repayment on the Put Option Exercise Date at the Debenture Repayment Price.]

         [(c) In order for the Securities to be repaid on the Put Option Exercise Date, the Trust must receive on or prior to 4:00 p.m. on the third Business Day immediately preceding the Put Option Exercise Date, at the Corporate Trust Office of the Property Trustee, the Securities to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof or otherwise accompanying such Security duly completed. Any such notice received by the Trust shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of the Securities for repayment shall be determined by the Trust, whose determination shall be final and binding.]

         [(d) Payment of the Put Option Repayment Price to Holders of Securities shall be made at the Corporate Trust Office of the Property Trustee, provided that the Property Trustee has received from the Debenture Issuer a sufficient amount of cash in connection with the related repayment of the Debentures no later than 1:00 p.m., New York City time, on the Put Option Exercise Date by check or wire transfer in immediately available funds at such place and to such account as may be designated by such Holders. If the Property Trustee holds immediately available funds sufficient to pay the Put Option Repayment Price of such Securities, then, immediately prior to the close of business on the Put Option Exercise Date, such Securities will cease to be outstanding and distributions thereon will cease to accrue, whether or not Securities are delivered to the Property Trustee, and all other rights of the Holder in respect of the Securities, including the Holder's right to require the Trust to repay such Securities, shall terminate and lapse (other than the right to receive the Put Option Repayment Price but without interest on such Put Option Repayment Price). Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities for which repayment has been elected. If payment of the Put Option Repayment Price in respect of Securities is (i) improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Securities Guarantees, or (ii) not paid by the Property Trustee as the result of an Event of Default with respect to the Debentures presented for repayment as described in paragraph 6(b), Distributions on such Securities will continue to accrue, from the original Put Option Exercise Date to the actual date of payment, in which case the actual payment date will be considered the Put Option Exercise Date for purposes of calculating the Put Option Repayment Price.]

         [(e) The Debenture Issuer will request, not later than 10 nor more than 15 calendar days prior to ___________ (the date on which some or all of the Trust Preferred Securities could be remarketed in the manner described in
Section 5.2(b) of the Purchase Contract Agreement and incorporated herein by reference) that DTC notify the Trust Preferred

Securities Holders of such remarketing and of the procedures that must be followed if a Holder of Trust Preferred Securities wishes to exercise such Holder's rights with respect to the Put Option.]

         (8) Voting Rights - Trust Preferred Securities.

         (a) Except as provided under Sections 8(b) and 10 and as otherwise required by law and the Agreement, including these Terms and Conditions, the Holders of the Trust Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Trust Preferred Securities, acting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or the exercise of any trust or power conferred upon the Property Trustee under the Agreement, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under the Indenture, (iii) exercising any right to rescind or annul a Agreement that the principal of all the Debentures shall be due and payable, or (iv) consenting to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, provided, however, that, where a consent or action under the Indenture specifically would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Trust Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Trust Preferred Securities has made a written request, such Holder of Trust Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the Holders of Trust Preferred Securities shall not exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to repay and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Agreement and the terms of the Securities. Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         (9) Voting Rights - Common Securities.

         (a) Except as provided under Sections 9(b) and (c) and 10 and as otherwise required by law and the Agreement, including these Terms and Conditions, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Agreement, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Agreement and only after any Event of Default with respect to the Trust Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Agreement, including (i) directing the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a Agreement that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture specifically would require the consent or act of the Holders of a Super Majority, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 9(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Agreement, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Agreement, without first instituting a legal proceeding against the Property Trustee or any other Person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Agreement and the terms of the Securities.

         (10) Amendments to Agreement and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Agreement, if any proposed amendment to the Agreement provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Agreement or otherwise, or (ii) the dissolution of the Trust, other than as described in Section 8.1 of the Agreement, then the Holders of outstanding Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Trust Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture specifically would require a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided further, that the Property Trustee shall not take any action in accordance with the directions of the Holders under this
Section 10(b) unless (i) the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action or (ii) such action would not reduce or otherwise adversely affect powers of the Property Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

         (11) Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Agreement has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         (12) Listing.

         The Administrative Trustees shall use their best efforts to cause the Trust Preferred Securities to be listed for quotation on the New York Stock Exchange.

         (13) Ranking.

         The Trust Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities.

         (14) Acceptance of Securities Guarantee and Indenture.

         Each Holder of Trust Preferred Securities and Common Securities by the acceptance thereof, agrees to the provisions of the Trust Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

         (15) No Preemptive Rights.

         The Holders shall have no preemptive rights to subscribe for any additional securities.

         (16) Additional Provisions.

         [Include additional provisions for conversion, exchange or otherwise, if any.]

         (17) Miscellaneous.

         These terms constitute a part of the Agreement.

         The Sponsor will provide a copy of the Agreement, the Trust Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

         IN WITNESS WHEREOF, the undersigned has caused these Terms and Conditions to be executed as of ________________.





                                   _________________________________________
                                   ____________, Administrative Trustee
                                   of the Trust



                                   _________________________________________
                                   ____________ , Administrative Trustee
                                   of the Trust

                                                                     EXHIBIT A-1


                  FORM OF TRUST PREFERRED SECURITY CERTIFICATE

    [NOTE: This is a form of Trust Preferred Security Certificate. The actual Trust Preferred Security Certificate may vary substantially from this form, as contemplated by Section 7.1(b) of the form of Amended and Restated
                                Trust Agreement.]

         [IF THE TRUST PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Trust Preferred Security is a Global Certificate within the meaning of the Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Trust Preferred Security is exchangeable for Trust Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Agreement and no transfer of this Trust Preferred Security (other than a transfer of this Trust Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this Trust Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Trust Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


     Certificate Number________     Number of Trust Preferred Securities________

                                                              CUSIP NO. ________

                Certificate Evidencing Trust Preferred Securities
                                       of
                             DTE Energy Trust [I/II]

                         ___% Trust Preferred Securities
             (liquidation amount $___ per Trust Preferred Security)


         DTE Energy Trust [I/II], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of Trust Preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated as the ___% Trust Preferred Securities (liquidation amount $__ per Trust Preferred security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed


                                      A1-1
and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust dated as of _____________, as the same may be amended from time to time (the "Agreement"), including the designation of the terms of the Trust Preferred Securities as set forth in Exhibit A to the Agreement. Capitalized terms used herein but not defined shall have the meaning given them in the Agreement. The Holder is entitled to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Agreement, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Agreement and is entitled to the benefits thereunder.

         [In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debenture are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and
(ii) agreed to the terms of the Trust Preferred Securities Guarantee, including that the Trust Preferred Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Debentures, except those made pari passu or subordinate by their terms, and pari passu with the most senior preferred or preference stock now or hereafter issued by the Sponsor and with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.]

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, the Trust Preferred Securities evidenced by this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.


                                      A1-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________________.

                                    DTE ENERGY TRUST [I/II]


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:     Administrative Trustee


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:     Administrative Trustee




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Trust Preferred Securities referred to in the within-mentioned Agreement

Dated _________, ________

                                    The Bank of New York,
                                    as Property Trustee

                                    By:
                                        ----------------------------------------
                                        Authorized Signatory


                                      A1-3

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $____ per Trust Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") until [__________________, and at the Reset Rate thereafter] (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has actually received and holds funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, Distributions on the Trust Preferred Securities will be cumulative, will accrue from ____________________ and will be payable quarterly in arrears, on
_________________________________________ of each year, commencing on
____________, _____, to holders of record on the relevant record dates, which will be, as long as the Trust Preferred Securities remain in book-entry form, one Business Day prior to such payment date, such payment dates shall correspond to the interest payment dates on the Debentures. In the event that the Trust Preferred Securities are not in book-entry form, the Administrative Trustees will have the right to select relevant record dates, which will be more than one Business Day but less than 60 Business Days prior to the relevant payment dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Trust Preferred Securities shall be redeemable as provided in the Agreement.


                                      A1-4

                           [OPTION TO ELECT REPAYMENT]

                  The undersigned hereby irrevocably requests and instructs the Trust to repay $__ stated liquidation amount of the within Trust Preferred Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accrued but unpaid to the date of repayment, to the undersigned at:

________________________________________________________________
(Please print or type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Agreement, a new Trust Preferred Security or Trust Preferred Securities representing the remaining stated liquidation amount of this Trust Preferred Security.

For this Option to Elect Repayment to be effective, the within Trust Preferred Security with this Option to Elect Repayment duly completed must be received by the Trust at the [Corporate Trust Office] of the Property Trustee at The Bank of New York, [101 Barclay Street, Floor 21 West], New York, New York 10286,
Attention: [Corporate Trust Administration].

Dated:
        ________________________

Signature:
            ________________________________________

Signature Guarantee:
                      ______________________________

(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Trust Preferred Security in every particular without alternation or enlargement or any change whatsoever.


                                      A1-5

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Dated:
        _______________________

Signature:
            __________________________________________

Signature Guarantee:
                      ________________________________

(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)

(Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A1-6

                                                                     EXHIBIT A-2


                       FORM OF COMMON SECURITY CERTIFICATE

     [NOTE: This is a form of Common Security Certificate. The actual Common Security Certificate may vary substantially from this form, as contemplated by Section 7.1(b) of the form of Amended and Restated Trust Agreement.]

         The Common Securities may only be transferred by the Debenture Issuer and any Related Party to the Debenture Issuer or a Related Party of the Debenture Issuer; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

         (i) the Trust would not be classified for United States federal income tax purposes as a grantor Trust; and

         (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.


     Certificate Number_______     Number of Trust Preferred Securities_________

                                                             CUSIP NO. _________

                    Certificate Evidencing Common Securities
                                       of
                             DTE Energy Trust [I/II]

                             ___% Common Securities
                  (liquidation amount $___ per Common Security)

         DTE Energy Trust [I/II], a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that DTE Energy Company (the "Holder") is the registered owner of _________ common securities of the Trust representing common undivided beneficial interests in the assets of the Trust designated as the ___% Common Securities (liquidation amount $___ per common security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust dated as of __________, ____, as the same may be amended from time to time (the "Agreement"), including the designation of the terms of the Common Securities as set forth in Exhibit A to the Agreement. Capitalized terms used herein but not defined shall have the meaning given them in the Agreement. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Agreement, the Common


                                      A2-1

Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Agreement and is entitled to the benefits thereunder.

         [In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and
(ii) agreed to the terms of the Common Securities Guarantee, including that the Common Securities Guarantee is subordinate and junior in right of payment to all other liabilities of the Sponsor, including the Debentures, except those made pari passu or subordinate by their terms, and pari passu with any guarantee now or hereafter entered into by the Sponsor in respect of any preferred or preference stock of any Affiliate of the Sponsor.]

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.



                                      A2-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________________.

                                  DTE ENERGY TRUST [I/II]


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:     Administrative Trustee


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:     Administrative Trustee



                                      A2-3

                          [FORM OF REVERSE OF SECURITY]


                  Distributions payable on each Common Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $___ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") until [________________________, and at the Reset Rate thereafter] (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has actually received and holds funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

                  Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from ____________________ and will be payable quarterly in arrears, on _________________________________ of each year, commencing on __________, ______, to Holders of record on the relevant record dates, which will be, as long as the Common Securities remain in book-entry form, one Business Day prior to such payment dates, such payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Common Securities shall be redeemable as provided in the Agreement.

                                      A2-4

                           [OPTION TO ELECT REPAYMENT]


                  The undersigned hereby irrevocably requests and instructs the Trust to repay $__ stated liquidation amount of the within Common Security, pursuant to its terms, on the "Put Option Exercise Date," together with distributions thereon accrued and unpaid to the date of repayment, to the undersigned at:

________________________________________________________________
(Please print or type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Agreement, a new Common Security or Common Securities representing the remaining stated liquidation amount of this Common Security.

For this Option to Elect Repayment to be effective, the within Common Security with this Option to Elect Repayment duly completed must be received by the Trust at the [Corporate Trust Office] of the Property Trustee at The Bank of New York, [101 Barclay Street, Floor 21 West] New York, New York 10286, Attention:
[Corporate Trust Administration].

Dated:
        -----------------------

Signature:
            ------------------------------------------

Signature Guarantee:
                      --------------------------------

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Common Security in every particular without alternation or enlargement or any change whatsoever.


                                      A2-5

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Dated:
        -----------------------

Signature:
            ------------------------------------------

Signature Guarantee:
                      --------------------------------

(Sign exactly as your name appears on the other side of this Common Security Certificate)

(Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guaranty program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                      A2-6